UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   January 6, 2006


                     ADVANCED BATTERY TECHNOLOGIES, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                  0-13337                  22-2497491
-----------------------------------------------------------------------------
(State of Incorporation)     (Commission File         (IRS Employer
                              Number)                  Identification No.)


              136-14 Northern Blvd., Suite 8E, Flushing, NY 11354
              ---------------------------------------------------
                    (Address of Principal Executive Offices)

                               (718) 359-6866
                       -----------------------------
                       Registrant's Telephone Number



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition of Assets
Item 3.02 Unregistered Sale of Equity Securities

     On January 6, 2006 Zhiguo Fu, the Chairman of Advanced Battery, transferred to Cashtech Investment Limited shares of HeilongJiang ZhongQiang Power Tech Co, Ltd. ("ZQ Power-Tech") representing 30% of the outstanding shares of ZQ Power-Tech. As a result of the transfer, Cashtech Investment Limited now owns 100% of the capital stock of ZQ Power-Tech.

     Advanced Battery owns 100% of Cashtech Investment Limited. In consideration of Mr. Fu's transfer of the interest in ZQ Power-Tech, Advanced Battery issued 11,780,594 shares of common stock to Mr. Fu.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADVANCED BATTERY TECHNOLOGIES, INC.


Dated: January 19, 2006          By: /s/ Zhiguo Fu
                                 ------------------------
                                 Zhiguo Fu
                                 Chief Executive Officer